UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2020
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 25th Street, 11th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (866) 679-9129

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 9, 2020, Peloton Interactive, Inc. (the “Company”) held its virtual 2020 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live webcast. The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 22, 2020. There were 208,144,967 shares of Class A Common Stock and 34,464,480 shares of Class B Common Stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class B common stock represented twenty votes.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect three Class I directors, each of whom is currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2023 annual meeting of stockholders and until his or her successor has been elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

3. To select, on a non-binding advisory basis, whether future advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Erik Blachford	800,202,356	43,910,854	53,321,358
Howard Draft	821,887,059	22,226,151	53,321,358
Pamela Thomas-Graham	796,044,770	48,068,440	53,321,358

Each of the three nominees for director was elected to serve until the 2023 annual meeting of stockholders and until his or her successor has been elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
896,318,876	654,692	461,000

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021. There were no broker non-votes on this matter.

Proposal 3: Advisory Approval of the Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
109,692,723	430,627	733,298,129	691,731	53,321,358

Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every three years. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: December 14, 2020	By:	/s/ Hisao Kushi
Hisao Kushi
Chief Legal Officer